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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Persuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 24, 2005
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626
           (Address of principal executive offices including Zip Code)

        Registrant's telephone number, including area code (714) 327-3400

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Disclosure of Results of Operations and Financial Condition.

On January 24, 2005, we issued a press release,  which sets forth the results of our  operations  for the quarter  ended and the year ended  December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibits: Description of Document

99.1      Press Release dated January 24, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    January 24, 2005                           By:       /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Executive Vice President and
                                                             Chief Financial Officer

EXHIBIT INDEX

Exhibits: Description of Document

99.1      Press Release dated January 24, 2005.

                                                                    Exhibit 99.1

                                                      [FileNet Corporation logo]

FOR IMMEDIATE RELEASE

            FileNet Reports Fourth Quarter and Year End 2004 Results

          o Fourth Quarter net income includes a non-cash tax benefit

COSTA MESA,  Calif.--January 24, 2005--FileNet  Corporation (Nasdaq:  FILE), the
leading  provider  of  Enterprise   Content  and  Business  Process   Management
solutions,  today  announced  financial  results for its fourth quarter and year ended December 31, 2004.

Total revenues for the fourth  quarter of 2004 were $107.5  million  compared to total  revenues of $101.0  million for the same period in 2003 and $96.5 million for the third quarter of 2004.  Software revenues for the fourth quarter of 2004 were $44.8  million  compared  to $44.8  million for the same period in 2003 and
$35.4 million for the third quarter of 2004. Net income was $16.9 million in the fourth  quarter of 2004,  compared  to net income of $5.6  million in the fourth quarter of 2003 and $6.4  million in the third  quarter  of 2004.  Earnings  per basic and  diluted  share  were  $0.42 and  $0.41,  respectively  for the fourth quarter of 2004,  compared to earnings per basic and diluted  share of $0.15 and
$0.14,  respectively,  for the fourth  quarter of 2003. For the third quarter of
2004, earnings per basic and diluted share were $0.16.

As of December 31, 2004,  FileNet had cash and  investments  of $348.7  million, compared to $248.2  million at December 31,  2003.  The company has no long-term debt.

"Our  fourth  quarter  performance  underscores  our  commitment  to growing our company profitably," said Lee Roberts, chairman and CEO of FileNet. "In 2004, we delivered a strong  product  portfolio,  solid balance sheet and leading  market share. In 2005, we intend to provide our customers an expanded  industry leading content and process  management  platform that helps address their most critical compliance and business performance demands."

For the year ended  December  31,  2004,  total  revenues  were $397.6  million, compared to revenues of $364.5 million  reported for the year ended December 31,
2003.  Software  revenues  for 2004 were  $154.3  million,  compared to software revenues of $149.2  million  reported for 2003.  For 2004,  net income was $29.4 million,  compared  to net  income of $10.9  million  for 2003.  For year  2004, earnings  per basic and  diluted  share  were  $0.75  and  $0.72,  respectively,
compared  to  earnings  per  basic  and  diluted   share  of  $0.30  and  $0.29,
respectively, for year 2003.

In prior  years,  the  company  had  established  a net  deferred  tax  asset of approximately  $26.6 million and a valuation  allowance of  approximately  $24.3 million. As previously  disclosed,  the company has been assessing its valuation allowance  related to its  deferred  tax  assets.  Due to  continued  profitable
operating  performance,   the  company  released  a  portion  of  its  valuation
allowance,  which resulted  in  a non-cash  benefit  to its tax  expense of $13.5 million during the year.

Quarterly Conference Call with Management - January 24, 2005

Lee Roberts,  Chairman and Chief  Executive  Officer,  and Sam  Auriemma,  Chief
Financial  Officer,  will  host a  conference  call for  investors  at 2:00 p.m.
pacific time today.

The call and presentation will be broadcast live over the Internet. To listen to the  event  via the  Internet,  please  follow  the  instructions  that  will be
available  on  the  investor   relations'  section  of  FileNet's  Web  site  at
http://www.filenet.com.  A  replay  of the Web  cast  will be  available  for an extended period of time.

Alternatively,  to listen to the call live, dial (800) 599-9795.  The conference call ID number for the call is 27774043.  A replay of the call will be available from approximately 4:00 p.m. PT on January 24 through midnight PT on January 31.
To listen to the replay, dial (888) 286-8010.  The conference call ID number for the replay is 53242249.

About FileNet

FileNet  Corporation helps  organizations  make better decisions by managing the content and processes that drive their business.  FileNet's  Enterprise  Content
Management  (ECM)  solutions  allow  customers to build and sustain  competitive advantage by managing  content  throughout their  organizations,  automating and streamlining their business processes,  and providing a spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM solutions  deliver a broad set of  capabilities  that integrate with existing  information  systems to provide  cost-effective  solutions  that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the Fortune  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market,

distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

                                      # # #

Investor Contact:

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                                                                   FILENET CORPORATION

                                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                         (In thousands, except per share data)

                                                   Quarter Ended                   Twelve Months Ended
                                                    December 31,                       December 31,
                                              2004              2003                2004                2003
                                        (Unaudited)       (Unaudited)         (Unaudited)         (Unaudited)
 Revenue:
   Software                              $  44,804         $  44,817            $  154,279          $ 149,214
   Service                                  62,682            56,133               243,279            215,291
   Total revenue                           107,486           100,950               397,558            364,505

 Costs:
   Cost of software revenue                  4,636             3,384                15,122             13,800
   Cost of service revenue                  23,422            22,104                86,943             85,131
 Total cost of revenue                      28,058            25,488               102,065             98,931

    Gross profit                            79,428            75,462               295,493            265,574

 Operating expenses:
   Sales and Marketing                      42,283            41,315               159,716            144,975
   Research and development                 18,779            19,019                78,248             77,050
   General and administrative                8,227             8,073                35,363             32,466
   Total operating expenses
                                            69,289            68,407               273,327            254,491

 Operating income                           10,139             7,055                22,166             11,083

 Other income, net                           2,721               787                 5,959              4,084

 Income before income taxes                 12,860             7,842                28,125             15,167

 Provision (benefit) for income taxes       (4,037)            2,196                (1,289)             4,247

 Net income                              $  16,897          $  5,646            $   29,414          $  10,920

 Earnings per share:
   Basic                                 $    0.42          $   0.15            $     0.75          $    0.30
   Diluted                               $    0.41          $   0.14            $     0.72          $    0.29

 Weighted average shares outstanding:
   Basic                                    39,963            37,426                39,095             36,532
   Diluted                                  41,585            39,944                40,991             38,089

 Note:
 Certain reclassifications have been made to prior-years' balances to conform to the current year's presentation.

                                                           8

                                             FILENET CORPORATION

                                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                                (In thousands)

                                                           December 31,          December 31,
                                                                  2004                 2003
                                                            (Unaudited)           (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                                $  240,442            $  203,305
   Short-term investments                                       93,971                32,286
   Accounts receivable, net                                     35,878                38,096
   Prepaid expenses and other assets                            12,179                13,174
   Deferred income taxes                                         3,681                 3,551
   Total current assets                                        386,151               290,412

 Property, net                                                  21,738                26,922
 Long-term investments                                          14,256                12,672
 Goodwill                                                       27,268                26,170
  Intangible assets, net                                         6,188                 7,979
 Deferred income taxes                                          36,028                23,001
 Other assets                                                    2,037                 4,692

     Total assets                                           $  493,666            $  391,848

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                         $   13,868            $   11,006
   Customer deposits/advances                                    9,007                 5,217
   Accrued compensation and benefits                            33,674                27,648
   Unearned maintenance revenue                                 47,145                40,691
   Other accrued liabilities                                    19,575                16,524
   Total current liabilities                                   123,269               101,086

 Other Liabilities and unearned maintenance revenue              2,533                 1,614

 Total liabilities                                             125,802               102,700

 Stockholders' equity                                          367,864               289,148

     Total liabilities and stockholders' equity             $  493,666            $  391,848

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